UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2008

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2008, RAM Energy Resources, Inc. (the “Company”) and Larry E. Lee entered into an amendment to Mr. Lee’s employment agreement with the Company to provide for the extension of his Employment Period to April 30, 2010, and to increase his annual base salary to at least $500,000. In all other respects, Mr. Lee’s employment agreement remained unchanged.

A copy of the amendment is filed as Exhibit 10.6.2 to this report and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.6.2*	Second Amendment to Employment Agreement of Larry E. Lee

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2008	RAM ENERGY RESOURCES, INC.

By:	/s/Larry E. Lee
Name:	Larry E. Lee
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.6.2	Second Amendment to Employment Agreement of Larry E. Lee	Filed herewith electronically

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